SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 13, 1999
                        (Date of earliest event reported)



                                DCAP Group, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                   0-1665                  36-2476480
(State or other jurisdiction   (Commission File No.)     (IRS Employer
incorporation)                                           Identification Number)

                 90 Merrick Avenue, East Meadow, New York 11554
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 794-6300













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Item 5.           Other Events.

                  On April 13, 1999, DCAP Group, Inc. issued a press release (the "Press Release") announcing that it has commenced a private placement of between $1,000,000 and $2,000,000 in equity securities. The terms of the placement are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.

         (c)      Exhibits.

                  99.1     Press Release, dated April 13, 1999.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DCAP GROUP, INC.


Dated:       April 13, 1999                    By: /s/ Morton L. Certilman
                                                   -----------------------------
                                                      Morton L. Certilman
                                                      Chairman of the Board




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